SUPPLEMENT TO THE PROSPECTUSES

                       CREDIT SUISSE EMERGING GROWTH FUND
          CREDIT SUISSE INSTITUTIONAL FUND - SMALL CAP GROWTH PORTFOLIO
                       CREDIT SUISSE SMALL CAP GROWTH FUND
                 CREDIT SUISSE TRUST - EMERGING GROWTH PORTFOLIO
                CREDIT SUISSE TRUST - SMALL CAP GROWTH PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

     Marian Pardo, Calvin Chung and Leo M. Bernstein (see biographies below) have joined the Credit Suisse Small/Mid-Cap Growth Team, which is responsible for the day-to-day management of the fund. Roger M. Harris, Sammy Oh, Robert S. Janis, Allen R. Margolius and John P. Rhodes are no longer members of the team.

     TEAM MEMBER BIOGRAPHIES

     MARIAN U. PARDO, Managing Director, joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.

     CALVIN E. CHUNG, CFA, Director, joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial-services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

     LEO M. BERNSTEIN, Director, is an analyst and portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.

As previously announced, on May 1, 2004, Credit Suisse Emerging Growth Fund will change its name to "Credit Suisse Mid-Cap Growth Fund," and Emerging Growth Portfolio of Credit Suisse Trust will change its name to "Mid-Cap Growth Portfolio."

Dated: April 20, 2004                                                 16-0404
                                                                      for
                                                                      WPUSS
                                                                      ADEMG
                                                                      CSEGA
                                                                      CSINU
                                                                      ADSCG
                                                                      CSSCA
                                                                      TREMG
                                                                      TRSCG
                                                                      2004-013